EXHIBIT 10.43

         THIS SHARE PURCHASE AGREEMENT is dated as of the 19th day of May, 1999.

BETWEEN:

                           JETFORM CORPORATION
                           (the "Vendor" or "JetForm")

AND:

                           CALIAN TECHNOLOGY LTD.
                           (the "Purchaser" or "Calian")

WHEREAS:

A. The Vendor is the registered and beneficial owner of 1,000,000 common shares and 23,750 Class B Cumulative Redeemable Retractable Convertible Preference Shares (the "Purchased Shares") in the capital stock of Why Interactive Inc. (the "Company"), being all the issued and outstanding shares in the capital stock of the Company.

B. The Vendor has agreed to sell to the Purchaser and the Purchaser has agreed to purchase from the Vendor the Purchased Shares in consideration of the Purchase Price as defined hereinafter, such purchase to be effective as of April 30, 1999 (the "Effective Date").

C. The Vendor, the Purchaser and the Company have entered into a certain term sheet as of April 30, 1999 as amended setting out the general terms in respect of the purchase and sale of the Purchased Shares (the "Term Sheet"), which general terms are fully defined pursuant to the herein Agreement.

D. Contemporaneously with the execution of the Term Sheet, the Vendor, the Purchaser and LaBarge Weinstein (the "Escrow Agent") entered into a certain escrow agreement as of April 30, 1999 (the "Escrow Agreement") pursuant to which the Purchaser deposited the amount of $3,000,000 with the Escrow Agent, which amount shall be applied in respect of the Purchase Price as hereinafter defined.

     NOW THEREFORE THIS AGREEMENT WITNESSETH that for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and in consideration of the premises and mutual covenants herein contained, the parties hereto agree as follows:

1.   Purchase and Sale

On the Closing (as hereinafter defined), subject to the terms hereof, the Vendor agrees to sell the Purchased Shares to the Purchaser and the Purchaser agrees to purchase from the Vendor the Purchased Shares. The sale of the Purchased Shares by the Vendor to the Purchaser shall be completed by the parties on the date set forth in Section 4 hereof, by delivery by the Vendor to the Purchaser of the documents set forth in Section 4 hereof against delivery by the Purchaser to the Vendor of the consideration specified in Section 2 hereof.

2.   Purchase Price and Payment

Subject to the adjustments as detailed below, if any, the aggregate consideration for the Purchased Shares shall be $6,359,000 (the "Purchase Price"). The Purchase Price shall be subject to adjustment by an increase in the amounts (the "Adjustment Amounts") of any cash payments received after the Effective Date by either the Purchaser or the Company in respect of amounts due to the Company:

     (a) from Viva Interactive Learning Inc. for events or services which were completed prior to the Effective Date; and/or

     (b) in respect of any research and development tax credits earned by the Company attributable to activities taking place prior to the Effective Date (the "ITCs").

On the Closing (as hereinafter defined), the Purchase Price shall be paid and satisfied as follows:

     (i) by the delivery by the Escrow Agent pursuant to the Escrow Agreement to the Vendor of a certified cheque or bank draft in the aggregate amount of $3,000,000 less $1,259,000 for liabilities payable by the Company to the Vendor (the "Intercompany Liability") as at the Effective Date (the "Closing Cash Payment");

     (ii) by the delivery to the Vendor of a convertible debenture issued by the Purchaser substantially in the form attached hereto as Schedule A1 having a principal amount of $2,359,000 (the "Convertible Debenture"), which Convertible Debenture shall have a term of three
             (3) years from Closing, bear interest at a rate of five percent (5%) per annum payable quarterly in arrears and shall be convertible into five hundred and thirty-nine thousand, two hundred (539,200) common shares of the Purchaser (the "Consideration Shares") which shall be freely tradeable on the terms set out therein; and

     (iii) by the delivery to the Vendor of a debenture issued by the Purchaser substantially in the form attached hereto as Schedule A2 having a principal amount of $1,000,000 (the "Debenture") which Debenture shall be payable on April 15, 2000, bear interest at a rate of five percent (5%) per annum payable quarterly in arrears.

Included in the Purchase Price, upon the Closing, the Purchaser shall cause the Escrow Agent to deliver to the Vendor a certified cheque or bank draft representing the Intercompany Liability.

Subsequent to the Closing, and for an indefinite period thereafter, the Purchaser shall pay, or cause the Company to pay, amounts comprising the Adjustment Amounts to the Vendor within 30 days of the receipt of same, or in the case of any ITCs, within 30 days of Revenue Canada having issued its final notice of assessment, reassessment or confirmation, as the case may be. The Purchaser shall be liable to account to the Vendor in respect of the Adjustment Amounts upon request by the Vendor acting reasonably. Notwithstanding any provision herein to the contrary, the foregoing covenants shall survive the completion of the transactions contemplated hereby.

The parties hereto acknowledge that the Vendor has operated the Company since the Effective Date on behalf of the Purchaser and shall prepare and submit to the Purchaser by June 15, 1999 the Company's financial statements for the month of May 1999. Upon agreement by the parties hereto as to the accuracy of such financial statements, to the extent of a surplus of cash for such month, the Vendor shall remit such surplus to the Purchaser and, to the extent of a cash deficit for such month, the Purchaser shall remit such deficit to the Vendor, in either case within fifteen (15) days of the parties hereto agreeing on the amount of such surplus or deficit, as the case may be. The foregoing is in addition to the Vendor's right to withdraw the cash and cash equivalents as of the Effective Date.

Other Covenants

(1) the Vendor shall have caused the Company to reduce the work in progress shown on its books of account as at the Effective Date, as it relates to its contract with Brooks Cole by $300,000;

(2) within thirty (30) days of Closing, the Vendor shall enter into an agreement with the Company, on terms acceptable to the Purchaser acing reasonably, for a services solution worth a minimum of $200,000 to be delivered by the Company no later than September 30, 1999;

(3) in the event that the total revenue of the Company for the five month period ending September 30, 1999, calculated using the percentage of completion method, falls short of $2,083,000, the Vendor shall contract with the Company for services equal to the amount of such shortfall to be billed at direct salary costs plus 400% of such costs, subject to an aggregate maximum of $500,000 provided that the Purchaser provides a written demand for such contract on or before December 31, 1999 and provided further that the Purchaser uses its commercial best efforts to realize on the value of the backlog and sales opportunities of the Company so as to reasonably maximize the revenue of the Company as referred to herein; and

(4) the Vendor shall use its commercial best efforts to make available the services of Carolyn Hurst to the Company, or if Ms. Hurst ceases to be an employee of the Vendor or any of its affiliates, or for any other reason, the Vendor shall use its commercial best efforts to make available a similarly qualified individual having knowledge of the operations of the Company acceptable to the Purchaser acting reasonably, on a full-time basis, for a period of two months from the date of Closing, and the Vendor shall pay all salary and remuneration to Ms. Hurst, or such other individual as the case may be, during such period.

4.   Closing

     (a)  Time of the Essence. Time shall be of the essence of this Agreement.

     (b) Closing. The closing of this transaction (the "Closing") shall take place at 6:00 p.m. on May 19, 1999 at the offices of LaBarge Weinstein, 333 Preston St., 11th Floor, Ottawa, Ontario, K1S 5N4 or at such other place and at such other time as may be approved in writing by the parties hereto.

     (c) Closing Procedures. At or before Closing, the Vendor and the Purchaser shall take or cause to be taken all actions, steps and corporate proceedings necessary or desirable to validly and effectively approve or authorize the completion of the transactions herein provided for; and, upon fulfilment of all of the conditions set forth in Sections 5 and 6 which have not been waived in writing as therein provided, the Vendor shall deliver or cause to be delivered to the Purchaser all documents required to be delivered hereunder, including:

          (1) the certificates representing the Purchased Shares duly endorsed in blank for transfer;

          (2) a certificate representing the Purchased Shares duly registered in the name of the Purchaser;

          (3) the minute books, share certificate books and corporate seals of the Company;

          (4) the written resignation of all directors and officers of the Company and their release of all claims against the Company;

          (5) the written release of all claims against the Company executed by the Vendor; and

          (6) all such other assurances, consents, agreements, documents and instruments as may be reasonably required by the Purchaser to complete the transactions provided for in this Agreement;

and upon fulfilment of the foregoing provisions of this Section 4 and upon fulfilment of all of the conditions set forth in Sections 5 and 6 which have not been waived in writing as therein provided, the Purchaser shall deliver the Purchase Price on the terms and conditions specified in Section 2 to the Vendor and a certified copy of the minutes of the meeting of the board of directors of the Purchaser which approved of the transactions contemplated by this Agreement, including the issuance of the Convertible Debenture, the Debenture and the reservation of the Consideration Shares.

5.   Conditions for the Benefit of the Purchaser

The Purchaser shall not be obliged to complete the purchase herein provided for unless, at or prior to the Closing, each of the following conditions shall have been satisfied, it being understood that the said conditions are included for the exclusive benefit of the Purchaser and may be waived in writing by the Purchaser at any time; and the Vendor covenants and agrees with the Purchaser to use his best efforts to ensure that such conditions are fulfilled at or prior to
Closing:

     (a) Representations and Warranties. The representations and warranties set forth in Section 7 shall be true and correct in all respects at Closing.

     (b) Compliance. All of the terms, covenants and agreements set forth in this Agreement to be complied with or performed at or prior to closing shall have been complied with or performed at or prior to the Closing.

     (c) Due Diligence Investigation. The Purchaser shall have conducted and completed its investigation of the Company, and the Purchaser, in its sole discretion, shall have been satisfied in all respects with the results of such investigation, and, in its sole discretion, shall have determined to proceed with the transactions contemplated in this Agreement.

     (d) Material Adverse Change. During the period from the Effective Date to the Closing, there shall have been no material adverse change in the Company, the Purchased Shares or the business of the Company.

     (e) Good Title. The Vendor shall have good and marketable title to the Purchased Shares, free and clear of any and all liens, encumbrances and security interests of any nature and kind whatsoever (a "Lien").

     (f)  Consents  and  Approvals.  All  consents  and  approvals  (the "Vendor
          Consents and Approvals") required to be obtained by the Vendor in connection with the execution and delivery of this Agreement and the completion of the transactions contemplated by this Agreement shall have been obtained.

     (g) Notices. All notices (the "Vendor Notices") required to be given by the Vendor in connection with the execution and delivery of this Agreement and the completion of the transactions contemplated by this Agreement shall have been obtained.

     (h) Deliveries. The Vendor shall have delivered to the Purchaser the documents contemplated in Section 4 and otherwise hereunder.

In case any of the foregoing conditions shall not have been fulfilled at or prior to Closing, the Purchaser in its sole discretion may either: (a) terminate this Agreement by notice in writing to the Vendor, in which event the Purchaser shall be released from all obligations under this Agreement, and unless the Purchaser can show that the condition for which the Purchaser has terminated this Agreement could reasonably have been performed or complied with or caused to have been performed or complied with by the Vendor, then the Vendor shall also be released from all obligations hereunder; or (b) waive compliance with any such condition if it shall see fit to do so, without prejudice to its right of termination in the event of non-fulfilment of any other condition in whole or in part.

6.   Conditions for the Benefit of the Vendor

The Vendor shall not be obliged to complete the sale herein provided for unless, at or prior to Closing, each of the following conditions shall have been satisfied, it being understood that the said conditions are included for the exclusive benefit of the Vendor and may be waived in writing by the Vendor at any time; and the Purchaser covenants and agrees with the Vendor to use its best efforts to ensure that such conditions are fulfilled at or prior to Closing:

     (a) Representations and Warranties. The representations and warranties set forth in Section 8 shall be true and correct in all respects at Closing.

     (b) Compliance. All of the terms, covenants and agreements set forth in this Agreement to be complied with or performed by the Purchaser at or prior to Closing shall have been complied with or performed by the Purchaser at or prior to Closing.

     (c) Consents and Approvals. All consents and approvals required to be obtained by the Purchaser in connection with the execution and delivery of this Agreement and the completion of the transactions contemplated by this Agreement shall have been obtained.

     (d) Notices. All notices required to be given by the Purchaser in connection with the execution and delivery of this Agreement and the completion of the transactions contemplated by this Agreement shall have been obtained.

     (e) Deliveries. The Purchaser shall have delivered to the Vendor the Purchase Price on the terms and conditions specified in Section 2 and all such other documents as the Vendor considers reasonably necessary or desirable to complete the transactions contemplated hereby.

In case any of the foregoing conditions shall not have been fulfilled at or prior to Closing, the Vendor in its sole discretion may either: (a) terminate this Agreement by notice in writing to the Purchaser, in which event the Vendor shall be released from all obligations under this Agreement, and unless the Vendor can show that the condition for which he terminated this Agreement could reasonably have been performed or complied with by the Purchaser, the Purchaser shall also be released from all obligations hereunder; or (b) waive compliance with any such condition if he shall see fit to do so, without prejudice to his right of termination in the event of non-fulfilment of any other condition in whole or in part.

7.   Representations and Warranties of the Vendor.

As a material inducement to the Purchaser's entering into this Agreement and completing the transactions contemplated by this Agreement and acknowledging that the Purchaser is entering into this Agreement in reliance upon the representations and warranties of the Vendor set out in this Section 7, the Vendor represents and warrants to the Purchaser as follows:

     (a) Incorporation of Vendor. The Vendor is a corporation incorporated and validly subsisting under the laws of the jurisdiction of its incorporation. The Vendor has the corporate power and authority and is qualified to own and dispose of the Purchased Shares. No act or proceeding has been taken by or against the Vendor in connection with the dissolution, liquidation, winding up, bankruptcy or reorganization of the Vendor.

     (b) Authorization by Vendor. The Vendor has the corporate power, authority and capacity to enter into this Agreement and all other agreements and instruments to be executed by it as contemplated by this Agreement and to carry out its obligations under this Agreement and such other agreements and instruments. The execution and delivery of this Agreement and such other agreements and instruments and the completion of the transactions contemplated by this Agreement and such other agreements and instruments have been duly authorized by all necessary corporate action on the part of the Vendor and its shareholders.

     (c) Enforceability of Vendor's Obligations. This Agreement constitutes a valid and binding obligation of the Vendor enforceable against the Vendor in accordance with its terms subject, however, to limitations on enforcement imposed by bankruptcy, insolvency, reorganization or other laws affecting the enforcement of the rights of creditors and others and to the extent that equitable remedies such as specific performance and injunctions are only available in the discretion of the court from which they are sought. The Vendor is not an insolvent person within the meaning of the Bankruptcy and Insolvency Act (Canada) or similar laws of any other jurisdiction and will not become an insolvent person as a result of the Closing.

     (d) Residence of Vendor. The Vendor is not a non-resident of Canada within the meaning of Section 116 of the Income Tax Act (Canada).

     (e) Ownership of the Purchased Shares. The Vendor is, and at the Closing will be, the registered and beneficial owner of the Purchased Shares with good and marketable title thereto, free and clear of all Liens. No person other than the Purchaser has any agreement, option, right or privilege capable of becoming an agreement for the purchase from the Vendor of any of the Purchased Shares.

     (f) Consents and Approvals. All the Vendor Consents and Approvals are listed in Schedule D. Except for the Vendor Consents and Approvals, no consent or approval of any person is required in connection with the execution and delivery of this Agreement and the completion of the transactions contemplated by this Agreement or to permit the Company to carry on the business of the Company after the Closing as the business is currently carried on by the Company.

     (g) Notices. All the Vendor Notices are listed in Schedule D. Except for the Vendor Notices, no notice is required to be delivered to any person in connection with the execution and delivery of this Agreement and the completion of the transactions contemplated by this Agreement or to permit the Company to carry on the business of the Company after the Closing as the business is currently carried on by the Company.

     (h) Absence of Conflicting Agreements. The execution, delivery and performance of this Agreement by the Vendor and the completion (with any required Vendor Consents and Approvals and Vendor Notices) of the transactions contemplated by this Agreement do not and will not result in or constitute any of the following:

          (i) a default, breach or violation or an event that, with notice or lapse of time or both, would be a default, breach or violation of any of the terms, conditions or provisions of the articles or by-laws of the Vendor or the Company;

          (ii) an event which, pursuant to the terms of any contract, licence or permit, causes any right or interest of the Company to come to an end or be amended in any way that is detrimental to the business of the Company or entitles any other person to terminate or amend any such right or interest;

          (iii) the creation or imposition of any Lien on any asset of the Company; or

          (iv) the violation of any applicable law by the Vendor or the Company.

     (i) Organization of the Company. The Company is a corporation duly incorporated and validly subsisting under the laws of Ontario. Except as set out in Schedule D, the Company has no subsidiaries or agreements of any nature to acquire any subsidiary or to acquire or lease any business operation. The Company is licensed, registered and qualified to do business and is in good standing under the laws of the Province of Ontario, which jurisdictions is the only one in which the business of the Company is carried on, and neither the character nor the location of the properties owned by the Company or any subsidiary nor the nature of the business conducted by it requires licensing, registration or qualification under the laws of any other jurisdiction. The Company has full corporate power to carry on the business of the Company and to own and operate its assets, properties and business as now carried on and owned and operated.

     (j) Share Capital. The authorized capital of the Company including, without limitation, any consists of an unlimited number of common shares and an unlimited number of Class B Cumulative Redeemable Retractable Convertible Preferred Shares of which there are 1,000,000 common shares and 23,750 Class B Cumulative Redeemable Retractable Convertible Preferred Shares issued and outstanding as fully paid and non-assessable. The Company does not have a stock option plan and there are no outstanding securities convertible into or exchangeable for any shares of capital stock or any rights (either pre-emptive or other) to subscribe for or to purchase, or any options, rights or warrants for the purchase of, or any agreements providing for the issuance of, or any calls, commitments or claims of any character relating to the issuance of, any securities in the capital of the Company.

     (k) Dividends. Except as set out in Schedule D in relation to the common shares of the Company, the Company has not, since the date of its incorporation, declared or made any payment of any dividend or other distribution in respect of its common shares or its Class B Cumulative Redeemable Retractable Convertible Preferred Shares and has not redeemed, purchased or otherwise acquired any shares.

     (l) Corporate Records. The minute books of the Company contain true, correct and complete copies of its articles, its by-laws, the minutes of every meeting of its board of directors and every committee thereof and of its shareholders and every written resolution of its directors and shareholders since the acquisition of the Company by the Vendor in 1993. The share certificate book, register of shareholders, register of transfers and register of directors and officers of the Company are complete and accurate in all material respects.

     (m) Bankruptcy. The Company is not an insolvent person and has not committed an act of bankruptcy within the meaning of the Bankruptcy and Insolvency Act (Canada) or similar laws of any other jurisdiction and has not made an assignment in favour of its creditors nor made a proposal in bankruptcy to its creditors or any class thereof nor had any petition for a receiving order presented in respect of it. The Company has not initiated proceedings with respect to a compromise or arrangement with its creditors or for its winding up, liquidation or dissolution. No receiver has been appointed in respect of the Company or any of its assets or the Purchased Shares and no execution or distress has been levied upon any of such assets or the Purchased Shares.

     (n) Financial Statements. The Vendor has furnished the Purchaser with the management prepared unaudited financial statements of the Company for the fiscal year ended April 30, 1999 (collectively, the "Financial Statements"), true and complete copies of which are annexed to Schedule D. The Financial Statements have been prepared in accordance with Canadian generally accepted accounting principles ("GAAP"). The balance sheets contained in such Financial Statements fairly present in all material respects the financial position of the Company as of their respective dates and the statements of earnings and retained earnings contained in the Financial Statements fairly present in all material respects the results of operations for the periods indicated, subject to the disallowance of any input tax credits claimed. Since April 30, 1999, the Company has carried on its business in the ordinary course and there has been no material adverse change in the business, financial condition, assets, results of operations of the Company. The fixed assets that form part of this transaction are made up of those listed in Schedule D and any and all other fixed assets of the Company will have been or shall be transferred to the Vendor on or prior to the Closing. The Vendor shall be entitled to withdraw the cash and cash equivalents of the Company as of the Effective Date, being $300,095.

     (o) Title to Assets. Except as disclosed in Schedule D, the Company has good and marketable title to all of its assets, free and clear of any and all Liens. Schedule D sets out a complete and accurate list of all locations where the assets of the Company are situated, including a brief description of the assets situated at each location. All machines, machinery, equipment, tools or other moveable or mechanical property forming part of the assets are in good operating condition and are in a state of good repair and maintenance, reasonable wear and tear excepted. There is no agreement, option or other right or privilege outstanding in favour of any person for the purchase from the Company and/or Vendor of the business of the Company or of any of the assets out of the ordinary course of business. Such assets are sufficient to permit the continued operation of the business of the Company in substantially the same manner as conducted in the year ended on the date of this Agreement. There is no agreement, option or other right or privilege outstanding in favour of any person for the purchase from the Company of its business or of any of its assets out of the ordinary course of its business.

     (p) Leased Premises. The Company leases the real property premises at 560 Rochester Street, Ottawa, Ontario, which lease will terminate as of June 15, 1999.

     (q) Material Contracts. Schedule D lists all the contracts that the Company is a party to which are material to the operation of the Business ("Material Contracts"). The Company is not in default under any Material Contract and there has not occurred any event which, with the lapse of time or giving of notice or both, would constitute a default under any Material Contract by the Company or any other party to the Material Contract. Each Material Contract is in full force and effect, unamended by written or oral agreement, and the Company is entitled to the full benefit and advantage of each Material Contract in accordance with its terms. Each Material Contract is in good standing and neither the Company nor the Vendor has received any notice of a default by any party under any Material Contract nor any dispute between the Company and any other party in respect of any Material Contract.

     (r)  Intellectual Property.

          (i) Schedule D lists all of the Intellectual Property. The Intellectual Property, and all registrations of the Intellectual Property, are valid and subsisting. All of the registrations and applications for registration of the Intellectual Property are in good standing and are recorded in the name of the Company. No application for registration of any of the Intellectual Property has been rejected.

          (ii) To the Vendor's and the Company's knowledge, the Company is the first and only owner of the Intellectual Property and is entitled to the exclusive and uninterrupted use of the Intellectual Property without payment of any royalty or other fees. No person has any right, title or interest in any of the Intellectual Property and all such persons have waived their moral rights in any copyright works within the Intellectual Property.

          (iii) To the Vendor's and the Company's knowledge, there is no litigation relating to the Intellectual Property.

          (iv) The employees of the Company have agreed to maintain the confidentiality of confidential Intellectual Property.

          (v) All of the Company's permissions and licences to use the industrial or intellectual property of other Persons are disclosed in Schedule D. The Company has not permitted or licensed any person to use any of the Intellectual Property except as disclosed in Schedule D. Each licence referred to in Schedule D is in full force and effect and neither the Company nor the licensor is in default of its obligations thereunder.

          (vi) To the Vendor's and the Company's knowledge, no person has challenged the validity of any registrations for the Intellectual Property or the Company's rights to any of the Intellectual Property.

          (vii) To the Vendor's and the Company's knowledge, neither the use of the Intellectual Property nor the conduct of the business of the Company has infringed or currently infringes upon the industrial or intellectual property rights of any other person.

          (viii) To the Vendor's and the  Company's  knowledge,  no other person
                 has  infringed  the  Company's   rights  to  the   Intellectual
                 Property, except as set out in Schedule D.

          (ix) There is no governmental prohibition or restriction on the use of the Intellectual Property in the jurisdictions in which the Company currently carries on business.

     For the purposes of this Agreement, "Intellectual Property" means all rights to and interests in:

          (i) all business and trade names, corporate names, brand names and slogans related to the business of the Company;

          (ii) all inventions, patents, patent rights, patent applications (including all reissues, divisions, continuations, continuations-in-part and extensions of any patent or patent application), industrial designs and applications for registration of industrial designs related to the business of the Company;

          (iii) all copyrights and trade-marks (whether used with wares or services and including the goodwill attaching to such trade-marks), registrations and applications for trade-marks and copyrights (and all future income from such trade-marks and copyrights) related to the business;

          (iv) all rights and interests in and to processes, lab journals, notebooks, data, trade secrets, designs, know-how, product formulae and information, manufacturing, engineering and other drawings and manuals, technology, blue prints, research and development reports, agency agreements, technical information, technical assistance, engineering data, design and engineering specifications, and similar materials recording or evidencing expertise or information related to the business of the Company;

          (v)    all of the intellectual property listed in Schedule D;

          (vi)   all  other   intellectual   and  industrial   property   rights
                 throughout the world related to the business of the Company;

          (vii) all licences of the intellectual property listed in items (i) to (vi) above;

          (viii) all future income and proceeds from any of the intellectual property listed in items (i) to (vi) above and the licences listed in item (vii) above; and

          (ix) all rights to damages and profits by reason of the infringement of any of the intellectual property listed in items (i) to
                 (vii) above.

     (s) Undisclosed Liabilities. Except as disclosed in Schedule D, the Company does not have any liabilities, obligations, indebtedness or commitments, whether accrued, absolute, contingent or otherwise, which are not disclosed in the Financial Statements or referred to or disclosed herein, other than liabilities, obligations and indebtedness
          (i) incurred in the normal course of business; and (ii) which do not exceed in the aggregate $15,000.

     (t) Litigation. Except for the DREX Lawsuit (as defined herein), there is no action, suit, proceeding, claim, application, complaint or investigation in any court or before any arbitrator or before or by any regulatory body or governmental or non-governmental body pending or threatened by or against the Company and/or Vendor related to its business or affecting its business, operations or capital or the transactions contemplated by this Agreement, and there is no factual or legal basis which could give rise to any such action, suit, proceeding, claim, application, complaint or investigation.

     (u) Employee Matters. Schedule D lists all the employees of the Company as of the date of this Agreement and the age, position, status, length of service, compensation, vacation entitlement, remaining vacation for 1999 and all other benefits of each of them, respectively. The Purchaser has been provided with copies of all employment agreements. Except as set out in Schedule D, the Company is not a party to or bound by any contracts or requirements of applicable laws in respect of any of its employees or former employees, including:

          (i) any contracts for the employment or statutorily required re-employment of any employee; or

          (ii) any bonus, deferred compensation, profit sharing, stock option or purchase, pension, retirement, hospitalization insurance or other plans or arrangements providing employee benefits.

          There is no labour strike, dispute, slowdown or stoppage actually pending or involving or, to the knowledge of the Vendor or the Company, threatened against the Company with respect to the business of the Company. No union representation question exists respecting the employees in connection with the business of the Company and no collective bargaining agreement is in place or currently being negotiated by the Company. Except as set out in Schedule D, there are no wages, salaries or bonuses owing or promised to any of the employees other than wages accruing, and unpaid, in the normal course of business for the most recent pay period to the Closing and in respect of accrued vacation. No notice has been received by the Company or the Vendor of any complaint which has not been resolved, filed by any of its employees claiming that the Company has violated the Employment Standards Act (Ontario) or the Human Rights Code (Ontario) (or any applicable employee or human rights or similar legislation in the other jurisdictions in which the Company operates), or of any complaints or proceedings which have not been resolved of any kind involving the Company or, to the Vendor's or the Company's knowledge, after due inquiry, any of the employees before any labour relations board. There are no outstanding orders or charges against the Company under the Occupational Health and Safety Act (Ontario) (or any applicable health and safety legislation in the other jurisdictions in which the Company carries on business). All levies, assessments and penalties made against the Company pursuant to the workers' compensation legislation in the jurisdictions in which the Company carries on business have been paid by the Company and the Company has not been reassessed under any such legislation except such as have been resolved.

     (v) Bonuses. The Company has not paid any bonus, fee, distribution, remuneration or other compensation to any person (other than salaries, wages or bonuses paid or payable to employees in the ordinary course of business in accordance with current compensation levels and practices as set out in Schedule D and fees to professional advisors in the ordinary course of business).

     (w) Affiliated Transactions. Except as disclosed in Schedule D, the Company is not liable in respect of advances, loans, guarantees to or on behalf of any shareholder, officer, director, employee or subsidiary of the Company or any other person with whom the Company does not deal at arm's length.

     (x) Tax Filings. Except as disclosed in Schedule D, the Company has prepared and filed on time with all appropriate taxing authorities all returns, declarations, remittances, information returns, reports and other documents of every nature required to be filed by or on behalf of the Company in respect of any taxes or in respect of any other provision in any domestic or foreign federal, provincial, municipal, state, territorial or other taxing statute for all fiscal periods ending prior to the date hereof and will continue to do so in respect of any fiscal period ending on or before the Closing. All such returns, declarations, remittances, information returns, reports and other documents are correct and complete in all material respects, and no material fact has been omitted therefrom. No extension of time in which to file any such returns, declarations, remittances, information returns, reports or other documents is in effect. All taxes shown on all such returns, or on any assessments or reassessments in respect of any such returns have been paid in full. To the Vendor's and the Company's knowledge, no action, proceeding or investigation has been threatened by any governmental authority for the assessment or collection of any taxes for which the Company would be liable.

     (y) Taxes Paid. Except as disclosed in Schedule D, the Company has paid in full all taxes required to be paid on or prior to the date hereof and has made adequate provision in the Financial Statements in accordance with GAAP for the payment of all taxes in respect of all fiscal periods ending on or before the Closing.

     (z) Reassessments of Taxes. Except as disclosed in Schedule D, there are no reassessments of the Company's taxes that have been issued and are outstanding and there are no outstanding issues which have been raised and communicated to the Company by any governmental body for any taxation year in respect of which a tax return of the Company has been audited. No governmental body has challenged, disputed or questioned the Company in respect of taxes or of any returns, filings or other reports filed under any statute providing for taxes. The Company is not negotiating any draft assessment or reassessment with any governmental body. The Vendor is not aware of any contingent liabilities for taxes or any grounds for an assessment or reassessment of the Company, including, without limitation, unreported benefits conferred on any shareholder of the Company, aggressive treatment of income, expenses, credits or other claims for deduction under any return or notice other than as disclosed in the Financial Statements. Neither the Company nor the Vendor has received any indication from any governmental body that an assessment or reassessment of the Company is proposed in respect of any taxes, regardless of its merits. The Company has not executed or filed with any governmental body any agreement or waiver extending the period for assessment, reassessment or collection of any taxes. All taxation years up to and including the taxation year ended March 31, 1998 are considered closed by Canadian federal and provincial governmental bodies for the purposes of all taxes.

    (AA) Withholdings and Remittances. The Company has withheld from each payment made to any of its present or former employees, officers and directors, and to all persons who are non-residents of Canada for the purposes of the Income Tax Act (Canada) all amounts required by law to be withheld, and furthermore, has remitted such withheld amounts within the prescribed periods to the appropriate governmental body. The Company has remitted all Canada Pension Plan contributions, provincial pension plan contributions, employment insurance premiums, employer health taxes, workers compensation premiums and other taxes payable by it in respect of its employees and has remitted such amounts to the proper governmental body within the time required under the applicable legislation. The Company has charged, collected and remitted on a timely basis all taxes as required under applicable legislation on any sale, supply or delivery whatsoever, made by the Company.

    (BB) Absence of Certain Changes or Events. Except as disclosed in Schedule D, since the date to which the Financial Statements are made up, the Company has not:

          (i) suffered any material adverse change in the business of the Company, financial condition, assets or results of operations of the Company;

          (ii)   amended its articles;

          (iii)  declared  or  made  any  payment  of  any   dividend  or  other
                 distribution in respect of its shares and has not redeemed, purchased or otherwise acquired any shares;

          (iv) issued or sold any shares or other securities or issued, sold or granted any option, warranty or right to purchase any shares or other securities of the Company; (v) disposed of any of the assets reflected on the balance sheet forming part of the Financial Statements, except sales of assets in the normal course of business;

          (vi) changed any accounting or costing systems or methods in any material respect;

          (vii) suffered any extraordinary loss or cancelled or waived any debt, claim or other right;

          (viii) incurred   or   assumed   any   liabilities,   obligations   or
                 indebtedness (whether accrued, absolute, contingent or otherwise), except unsecured current liabilities, obligations and indebtedness incurred in the normal course of business and not in excess of $5,000;

          (ix) made or granted any bonus, increased the compensation paid (other than for normal merit and cost of living increases) or made loans or advances to any director, officer or employee;

          (x) mortgaged, pledged, granted a security interest in or otherwise encumbered any of its assets, except in the normal course of business and in amounts which, individually and in the aggregate are not material to the financial condition of the Company or operation of its business;

          (xi) entered into any Material Contract or any other transaction that was not in the normal course of business; or

          (xii) terminated, cancelled or modified in any material respect or received notice or a request for termination, cancellation or modification in any material respect of any Material Contract.

    (CC) Full Disclosure. None of the foregoing representations and warranties and no document furnished by or on behalf of the Company and the Vendor to the Purchaser in connection with the negotiation of the transactions contemplated by this Agreement contain any untrue statement of a material fact or omit to state any material fact necessary to make any such statement or representation not misleading.

    (DD) Use of Name. The Vendor shall, as immediately as practicable after the Closing Time, discontinue further use of the name "Why Interactive Inc." and not use names similar to that name.

    (EE) Personal Property. All personal property used by the Company for its business is in good operating condition, and repair, ordinary wear and tear excepted.

    (FF)  Real Property.  The Company has no real property.

    (GG) Personal Property Leases. Each personal property lease covering property used by the Company for its business is in full force and effect and has not been amended, and the Company is entitled to the full benefit and advantage of each personal property lease in accordance with its terms. Each personal property lease is in good standing and there has not been any default by any party under any personal property lease nor any dispute between the Company and any other party under any personal property lease.

    (HH) Insurance. The business, properties and assets of the Company are insured for the benefit of the Company in amounts deemed adequate by the Company's management against risk usually insured against by persons operating a business similar to the business of the Company in the localities where such properties are located. All policies are in full force and effect and the Company is not in material default, whether as to payment of premiums or otherwise, under the terms of such policies.

    (II) Receivables. The receivables as disclosed in the books of the Company at the Effective Date are valid obligations which arose in the ordinary course of business and are enforceable and fully collectable accounts in the ordinary course of business subject to the reasonable allowance for doubtful accounts as recorded on the books and records of the Company on or before the Effective Date and to the knowledge of the Vendor and the Company are not subject to any set off or counterclaim. None of the receivables are due from a person with whom the Company does not deal at arm's length.

    (JJ) Inventories. The inventories consist of items of a quality and quantity usable and saleable in the ordinary course of business. All items included in the inventories are owned by the Company. No items included in the inventories are held by the Company on consignment from others or have been pledged as collateral.

    (KK) Licences and Permits. Schedule D lists all the material licenses and permits required for the lawful operation of its business and identifies the ones that by their terms are not transferable. The Company holds the licences and permits, free and clear any and all liens or encumbrances. All the licences and permits are in good standing and in full force and effect, the Company is not in material violation of any term or provision or requirement of any such licences and permits, and no Person has threatened to revoke, amend or impose any condition in respect of, or commenced proceedings to revoke, amend or impose conditions in respect of, any licence or permit.

    (LL) Environmental Matters. The Business and the assets as carried on or used by The Company have been carried on and used and are currently carried on and used in compliance with all environmental laws. The Company is not, and has not been, subject to any proceedings alleging the violation by the Company or its employees, agents or others for whom it is responsible of any environmental law and in relation to the business or the assets of the Company. There are no proceedings nor, to the knowledge of the Vendor and the Company, any circumstances or material facts which could, if true, give rise to any proceedings, in which it is alleged that the Company is potentially responsible for a domestic or foreign federal, provincial, state, municipal or local clean-up or remediation of lands contaminated with hazardous substances or for any other remedial or corrective action under an environmental law.

    (MM) Customers. To the Vendor's and the Company's knowledge, the Company has not received notice of any intention on the part of any customer of the Company to cease doing business with the Company or to modify or change in any material manner any existing arrangement with the Company. To the Vendor's and the Company's knowledge, the relationships of the Company with each of its principal customers is satisfactory and there are no unresolved disputes with any such customers.

    (NN) Product Warranties. To the knowledge of the Vendor and the Company, there are no material claims against the Company greater than five thousand dollars ($5,000) in Canadian funds on account of product warranties or with respect to the production or sale of defective or inferior products.

    (OO) Brokerage Fees. Neither the Vendor nor the Company has entered into any agreement which would entitle any person to any valid claim against either the Company or the Purchaser for a broker's commission, finder's fee or any like payment in respect of the purchase and sale of the Purchased Shares or any other matters contemplated by this Agreement.

8.   Purchaser's Representations and Warranties.

As a material inducement to the Vendor's entering into this Agreement and completing the transactions contemplated by this Agreement and acknowledging that the Vendor is entering into this Agreement in reliance upon the representations and warranties of the Purchaser set out in this Section 8, the Purchaser represents and warrants to the Vendor as follows:

     (a) Incorporation of Purchaser. The Purchaser is a corporation incorporated and validly subsisting under the laws of the jurisdiction of its incorporation. The Purchaser has the corporate power and authority and is qualified to purchase the Purchased Shares. No act or proceeding has been taken by or against the Purchaser in connection with the dissolution, liquidation, winding up, bankruptcy or reorganization of the Vendor.

     (b) Authorization by Purchaser. The Purchaser has the corporate power, authority and capacity to enter into this Agreement and all other agreements and instruments to be executed by it as contemplated by this Agreement and to carry out its obligations under this Agreement and such other agreements and instruments. The execution and delivery of this Agreement and such other agreements and instruments and the completion of the transactions contemplated by this Agreement and such other agreements and instruments have been duly authorized by all necessary corporate action on the part of the Purchaser and its shareholders. Concurrently with the execution of this Agreement, the Purchaser shall deliver to the Vendor evidence that the transactions contemplated by this Agreement have been approved by the Purchaser's board of directors.

     (c) Enforceability of Purchaser's Obligations. This Agreement constitutes a valid and binding obligation of the Purchaser enforceable against the Purchaser in accordance with its terms subject, however, to limitations on enforcement imposed by bankruptcy, insolvency, reorganization or other laws affecting the enforcement of the rights of creditors and others and to the extent that equitable remedies such as specific performance and injunctions are only available in the discretion of the court from which they are sought. The Purchaser is not an insolvent person within the meaning of the Bankruptcy and Insolvency Act (Canada) and will not become an insolvent person as a result of the Closing.

     (d) Consents and Approvals. All consents and approvals required to be obtained by the Purchaser in connection with the execution and delivery of this Agreement and the completion of the transactions contemplated by this Agreement have been obtained.

     (e) Notices. All notices required to be given by the Purchaser in connection with the execution and delivery of this Agreement and the completion of the transactions contemplated by this Agreement have been obtained.

     (f) Absence of Conflicting Agreements. The execution, delivery and performance of this Agreement by the Purchaser and the completion (with any required Consents and Approvals and Notices) of the transactions contemplated by this Agreement do not and will not result in or constitute any of the following:

          (i) a default, breach or violation or an event that, with notice or lapse of time or both, would be a default, breach or violation of any of the terms, conditions or provisions of the articles or by-laws of the Purchaser;

          (ii) an event which, pursuant to the terms of any contract, licence or permit, causes any right or interest of the Purchaser to come to an end or be amended in any way that is detrimental to its business or entitles any other person to terminate or amend any such right or interest;

          (iii) the creation or imposition of any lien on any asset of the Purchaser; or

          (iv)   the violation of any applicable law by the Purchaser.

     (g) Litigation. There is no action, suit, proceeding, claim, application, complaint or investigation in any court or before any arbitrator or before or by any regulatory body or governmental or non-governmental body pending or threatened by or against the Purchaser related to its business or affecting its business, operations or capital or the transactions contemplated by this Agreement, and there is no factual or legal basis which could give rise to any such action, suit, proceeding, claim, application, complaint or investigation.

     (h) Brokerage Fees. The Purchaser has not entered into any agreement which would entitle any person to any valid claim against the Vendor or the Purchaser for a broker's commission, finder's fee or any like payment in respect of the purchase and sale of the Purchased Shares or any other matters contemplated by this Agreement.

     (i) Purchaser Reports and Financial Statements. The Purchaser has previously furnished to the Vendor complete and accurate copies of its
          (a) Annual Report for the year ended September 30, 1998, as filed with the Canadian securities regulatory authorities, (b) Quarterly Report for the quarter ended December 31, 1998 as filed with the Canadian securities regulatory authorities and (c) Annual Information Form for the year ended September 30, 1998 as filed with the Canadian securities regulatory authorities (the "Purchaser Reports"). The Purchaser Reports did not contain any statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The financial statements of the Purchaser contained in the Purchaser Reports fairly present, in conformity with generally accepted accounting principles in Canada GAAP applied on a consistent basis throughout the periods covered thereby, in all material respects the financing condition of the Purchaser on a consolidated basis at the dates of said statements and the results of its operations and its cash flows for the periods covered thereby. The financial statements consisting in each case of a balance sheet and the accompanying statements of income retained earnings and changes in financial position for the period then ended and notes to the financial statements, together with the report of the auditors thereon are complete and accurate in all material respects.

     (j) Consideration Shares. The Consideration Shares will have been duly authorized, conditionally allotted, set aside and reserved for issuance pursuant to the conversion of the Convertible Debenture, and upon exercise of the Convertible Debenture the Consideration Shares will be issued and delivered by the Purchaser as fully paid and non-assessable shares in the capital of the Purchaser.

     (k) Timely Disclosure. All material facts and material changes, as such terms are defined in the Securities Act (Ontario), regarding the Purchaser or its securities, that have occurred since September 30, 1998, have been publicly disclosed in accordance with applicable law and the Purchaser has experienced no material changes that have not been so disclosed since that date.

     (l) Listing of Consideration Shares. The Purchaser shall have obtained at or prior to the Closing the necessary consents from The Toronto Stock Exchange (the "TSE") to the issue of the Consideration Shares, on such conditions as are prescribed by the TSE, and shall arrange for the listing and posting for trading of the Consideration Shares on the TSE upon their issue following the Closing.

     (m) Reporting Issuer Status. The Purchaser is a reporting issuer in good standing under the securities laws of any province of Canada in which it is a reporting issuer at the date hereof.

     (n) No Cease Trade Order. No securities commission or other regulatory authority has issued any order preventing or suspending the trading of the Purchaser's securities or prohibiting the sale of the Consideration Shares, and no proceedings for such purpose are pending or threatened, to the Purchaser's best knowledge.

     (o) Full Disclosure. None of the foregoing representations and warranties and no document furnished by or on behalf of the Purchaser to the Vendor in connection with the negotiation of the transactions contemplated by this Agreement contain any untrue statement of a material fact or misleading statement.

9.   Survival of Representations and Warranties

The representations, warranties and covenants of the parties contained in this Agreement shall survive the completion of the transaction contemplated in it and shall continue in full force and effect for the benefit of the Purchaser and the Vendor as the case may be for a period of two (2) years following the date of Closing, after which time the parties shall be released from all obligations in respect of such representations and warranties except with respect to any Claim (as defined herein) attested to by a party in writing before the expiration of such period, but there shall be no time limitation on the representations and warranties of the Vendor set out in Section 7 which relate to the incorporation of the Vendor and the Company, the due authorization of this Agreement by the Vendor, the enforceability of Vendor's obligations under this Agreement, tax matters which shall be time limited to the statutory expiration of claims thereon, environmental matters or to the title of any person to any property (whether real or personal, tangible or intangible), or no time limitation on the representations and warranties of the Purchaser set out in Section 8 which relate to the incorporation of the Purchaser, the due authorization of this Agreement by the Purchaser, and the enforceability of the Purchaser's obligations under this Agreement.

10.  Indemnification

10.1 Indemnity. The Vendor (an "Indemnifying Party") shall indemnify and hold the Purchaser, its directors, officers, employees, agents, representatives and the Purchaser's affiliates and their respective directors, officers, employees, agents, representatives (an "Indemnified Party") harmless in respect of any claim, demand, action, cause of action, damage, loss, cost, liability or expense (hereinafter referred to as a "Claim") which may be made or brought against an Indemnified Party or which it may suffer or incur directly or indirectly as a result of, in respect of or arising out of:

     (a) any incorrectness in or breach of any representation or warranty of the Vendor contained in this Agreement or under any other agreement, certificate or instrument executed and delivered pursuant to this Agreement; or

     (b) any breach of or any non-fulfilment of any covenant or agreement on the part of the Vendor under this Agreement or under any other agreement, certificate or instrument executed and delivered pursuant to this Agreement.

     The Purchaser (an "Indemnifying Party") shall indemnify and hold the Vendor (an "Indemnified Party") harmless in respect of any claim, demand, action, cause of action, damage, loss, cost, liability or expense (hereinafter referred to as a "Claim") which may be made or brought against an Indemnified Party or which it may suffer or incur directly or indirectly as a result of, in respect of or arising out of:

     (a) any incorrectness in or breach of any representation or warranty of the Purchaser contained in this Agreement or under any other agreement, certificate or instrument executed and delivered pursuant to this Agreement; or

     (b) any breach of or any non-fulfilment of any covenant or agreement on the part of the Purchaser under this Agreement or under any other agreement, certificate or instrument executed and delivered pursuant to this Agreement.

10.2 Notice of Claim. If an Indemnified Party becomes aware of a Claim in respect of which indemnification is provided for pursuant to Section 10.1, the Indemnified Party shall promptly give written notice of the Claim to the Indemnifying Party. Such notice shall specify whether the Claim arises as a result of a claim by a person against the Indemnified Party (a "Third Party Claim") or whether the Claim does not so arise (a "Direct Claim"), and shall also specify with reasonable particularity (to the extent that the information is available):

     (a)  the factual basis for the Claim; and

     (b)  the amount of the Claim, if known.

     If, through the fault of the Indemnified Party, the Indemnifying Party does not receive notice of any Claim in time effectively to contest the determination of any liability susceptible of being contested, then the Liability of the Indemnifying Party to the Indemnified Party under this Article shall be reduced by the amount of any losses incurred by the Indemnifying Party resulting from the Indemnified Party's failure to give such notice on a timely basis.

10.3 Direct Claims. In the case of a Direct Claim, the Indemnifying Party shall have 30 days from receipt of notice of the Claim within which to make such investigation of the Claim as the Indemnifying Party considers necessary or desirable. For the purpose of such investigation, the Indemnified Party shall make available to the Indemnifying Party the information relied upon by the Indemnified Party to substantiate the Claim, together with all such other information as the Indemnifying Party may reasonably request. If both parties agree at or before the expiration of such 30 day period (or any mutually agreed upon extension thereof) to the validity and amount of such Claim, the Indemnifying Party shall immediately pay to the Indemnified Party the full agreed upon amount of the Claim, failing which the matter shall be referred to binding arbitration in such manner as the parties may agree or shall be determined by a court of competent jurisdiction.

10.4 Third Party Claims. In the case of a Third Party Claim, the Indemnifying Party shall have the right, at its expense, to participate in or assume control of the negotiation, settlement or defence of the Claim. If the Indemnifying Party elects to assume such control, the Indemnifying Party shall reimburse the Indemnified Party for all of the Indemnified Party's out-of-pocket expenses incurred as a result of such participation or assumption. The Indemnified Party shall have the right to participate in the negotiation, settlement or defence of such Third Party Claim and to retain counsel to act on its behalf, provided that the fees and disbursements of such counsel shall be paid by the Indemnified Party unless the Indemnifying Party consents to the retention of such counsel at its expense or unless the named parties to any action or proceeding include both the Indemnifying Party and the Indemnified Party and a representation of both the Indemnifying Party and the Indemnified Party by the same counsel would be inappropriate due to the actual or potential differing interests between them (such as the availability of different defences). The Indemnified Party shall cooperate with the Indemnifying Party so as to permit the Indemnifying Party to conduct such negotiation, settlement and defence and for this purpose shall preserve all relevant documents in relation to the Third Party Claim, allow the Indemnifying Party access on reasonable notice to inspect and take copies of all such documents and require its personnel to provide such statements as the Indemnifying Party may reasonably require and to attend and give evidence at any trial or hearing in respect of the Third Party Claim. If, having elected to assume control of the negotiation, settlement or defence of the Third Party Claim, the Indemnifying Party thereafter fails to conduct such negotiation, settlement or defence with reasonable diligence, then the Indemnified Party shall be entitled to assume such control and the Indemnifying Party shall be bound by the results obtained by the Indemnified Party with respect to such Third Party Claim. If any Third Party Claim is of a nature such that
     (i) the Indemnified Party is required by applicable law or the order of any court, tribunal or regulatory body having jurisdiction, or (ii) it is necessary in the reasonable view of the Indemnified Party acting in good faith and in a manner consistent with reasonable commercial practices, in respect of (A) a Third Party Claim by a customer relating to products or services supplied by the Company or (B) a Third Party Claim relating to any Contract which is necessary to the ongoing operations of the Company or any material part thereof in order to avoid material damage to the relationship between the Indemnified Party and any of its major customers or to preserve the rights of the Indemnified Party under such an essential Contract, to make a payment to any person (a "Third Party") with respect to the Third Party Claim before the completion of settlement negotiations or related legal proceedings, as the case may be, then the Indemnified Party may make such payment and the Indemnifying Party shall, promptly after demand by the Indemnified Party, reimburse the Indemnified Party for such payment. If the amount of any liability of the Indemnified Party under the Third Party Claim in respect of which such a payment was made, as finally determined, is less than the amount which was paid by the Indemnifying Party to the Indemnified Party, the Indemnified Party shall, promptly after receipt of the difference from the Third Party, pay the amount of such difference to the Indemnifying Party. If such a payment, by resulting in settlement of the Third Party Claim, precludes a final determination of the merits of the Third Party Claim and the Indemnified Party and the Indemnifying Party are unable to agree whether such payment was unreasonable in the circumstances having regard to the amount and merits of the Third Party Claim, then such dispute shall be referred to and finally settled by binding arbitration from which there shall be no appeal.

10.5 Settlement of Third Party Claims. If the Indemnifying Party fails to assume control of the defence of any Third Party Claim, the Indemnified Party shall have the exclusive right to contest, settle or pay the amount claimed. Whether or not the Indemnifying Party assumes control of the negotiation, settlement or defence of any Third Party Claim, the
     Indemnifying Party shall not settle any Third Party Claim without the written consent of the Indemnified Party, which consent shall not be unreasonably withheld or delayed; provided, however, that the liability of the Indemnifying Party shall be limited to the proposed settlement amount if any such consent is not obtained for any reason within a reasonable time after the request therefor.

10.6 Indemnification Limitations. Notwithstanding anything else contained in this Agreement:

     (a) the indemnification provided for in Section 10.1 or any other claim by an Indemnified Party in connection with this Agreement shall be subject to the limitation that no indemnification or other such claim shall be payable under Section 10.1 or otherwise under this Agreement unless the total of all claims exceeds $50,000 in the aggregate, whereupon the full amount of such claims exceeding $50,000 but subject to Section 10.6(b)) shall be recoverable in accordance with the terms hereof; and

     (b) the indemnification provided for in Sections 10.1 and any other claim brought by any Indemnified Party in connection with this Agreement shall be subject to the further limitation that any and all payments to an Indemnified Party by an Indemnifying Party, pursuant to Section
          10.1 or pursuant to any other claim made by an Indemnified Party in connection with this Agreement shall not, in the aggregate, exceed the Purchase Price received pursuant to this Agreement.

10.7 Set-off. The Purchaser and Vendor shall be entitled to set-off the amount of any Claim submitted under Section 10.1 as damages or by way of indemnification against any other amounts payable by the Purchaser or the Company to the Vendor or payable by the Vendor to the Purchaser, whether under this Agreement or otherwise.

11.  Other Covenants

11.1 DREX Lawsuit: The Purchaser acknowledges that the Company and the Vendor are currently defendants in a lawsuit ("DREX Lawsuit") between DREX Engineering Consultants Inc., as plaintiff and the Vendor and Company, as defendants, commenced in the Ontario Superior Court of Justice (Court File No. 98-CU-7164). The Vendor covenants to diligently defend and/or settle the DREX Lawsuit in such a manner as to not materially effect the Company or the Purchaser. The Vendor acknowledges that it is entirely responsibility for the DREX Lawsuit. For greater certainty, the Purchaser and the Company shall be under no obligation to assist the Vendor in the DREX Lawsuit except as provided for in this Section 11. The Vendor agrees that neither the Purchaser nor the Company shall in any way be responsible for any costs, damages or expenses related in any manner to the DREX Lawsuit and the Vendor further agrees, without limitation, to indemnify and hold harmless the Purchaser, the Company and all of their respective officers, directors, employees, agents and representatives from any claim, demand, damage, cost, expense or liability arising out of or related to the DREX Lawsuit. The Purchaser covenants and agrees to provide any and all reasonable access to the records and books of the Company and, at the Vendor's sole expense, to provide any and all reasonable assistance as may be requested by the Vendor in relation to the DREX Lawsuit.

11.2 Revenue Canada Appeal. The Purchaser acknowledges that the Company has filed notices of objection with Revenue Canada in respect of the Company's 1991, 1992, 1993 and 1994 corporate income tax returns ("Revenue Canada Appeals"), which have not been responded to by Revenue Canada. The Vendor covenants and agrees to take all steps that it deems necessary to complete the Revenue Canada Appeals, including but not limited to paying any and all costs, expenses, interest, penalties and damages in relation to such appeals, and to indemnify and hold harmless the Purchaser, the Company and all their respective officers, directors, heirs, agents and representatives for such costs, expenses, interest, penalties and damages arising out of or related to the Revenue Canada Appeals. The Purchaser covenants and agrees to provide any and all reasonable access to the records and books of the Company and, at the Vendor's sole expense, to provide any and all reasonable assistance as may be requested by the Vendor in relation to the Revenue Canada Appeals.

11.3 Tax Credits. The Vendor agrees to take all steps that it deems necessary to process and complete all filings necessary to claim ITCs on behalf of the Company for the period up to the Effective Date. The Vendor agrees that neither the Purchaser nor the Company shall in any way be responsible for any costs, damages or expenses related in any manner to the ITCs and the Vendor further agrees, without limitation, to indemnify and hold harmless the Purchaser, the Company and all of their respective officers, directors and employees from any claim, demand, damage, cost, expense or liability arising out of or related to the ITCs. The Purchaser covenants and agrees to provide any and all reasonable access to the records and books of the Company and, at the Vendor's sole expense, to provide any and all reasonable assistance as may be requested by the Vendor in relation to the ITCs.

12.  General

     (a) This Agreement, together with the delivery by the Vendor of share certificates representing the Purchased Shares, shall constitute the actual conveyance of the Purchased Shares as of the Effective Date but each party agrees with the other to do, execute, acknowledge and deliver all such further documents, assignments, transfers, agreements and other assurances as may be reasonably necessary or desirable to give full effect to this Agreement;

     (b) The parties hereto acknowledge that they have had an opportunity to obtain independent financial and/or legal advice before signing this Agreement and agrees that either such advice has been obtained or that they do not wish to seek or obtain such independent advice. The parties hereto acknowledge that they have read this Agreement and fully understand the nature and effect of it and the terms contained herein and that the said terms are fair and reasonable and correctly set out the party's understanding and intention.

     (c) Each party shall be responsible for its own legal and other expenses incurred in connection with the negotiation, execution, delivery and performance of this Agreement and the transactions contemplated hereby.

     (d) This Agreement shall be governed by, construed and interpreted in accordance with the laws of the Province of Ontario.

     (e) This Agreement is for the benefit of the parties and shall be binding upon their respective heirs, executors, administrators, successors and assigns, as applicable.

     (f) Any notice, certificate, consent, determination or other communication required or permitted to be given or made under this Agreement shall be in writing and shall be effectively given and made if (i) delivered personally, (ii) sent by prepaid courier service or mail, or (iii) sent prepaid by fax or other similar means of electronic communication, in each case to the applicable address set out below:

          (i)    if to the Vendor, to:

                 JetForm Corporation
                 560 Rochester Street
                 Ottawa, ON  K1S 5K2

                 Attention:   Carl Smith
                 Telephone:   751-4800
                 Facsimile:   751-4802

                 with a copy to:

                 LaBarge Weinstein
                 333 Preston Street, 11th Floor
                 Ottawa, ON  K1S 5N4

                 Attention:   Deborah L. Weinstein
                 Telephone:   231-3000
                 Facsimile:   231-3900

          (ii)   if to the Purchaser, to:

                 Calian Technology Ltd.
                 Calian Centre, 2 Beaverbrook Road
                 Kanata, ON  K2K 1L1

                 Attention:   Shaun McEwan
                 Telephone:   (613) 599-8600, ext. 273
                 Facsimile:   (613) 592-7771

          Any such communication so given or made shall be deemed to have been given or made and to have been received on the day of delivery if delivered, or on the day of faxing or sending by other means of recorded electronic communication, provided that such day in either event is a business day and the communication is so delivered, faxed or sent before 4:30 p.m. on such day. Otherwise, such communication shall be deemed to have been given and made and to have been received on the next following business day. Any such communication sent by mail shall be deemed to have been given and made and to have been received on the fifth business day following the mailing thereof; provided however that no such communication shall be mailed during any actual or apprehended disruption of postal services. Any such communication given or made in any other manner shall be deemed to have been given or made and to have been received only upon actual receipt. Any party may from time to time change its address under this Section by notice to the other party given in the manner provided by this Section.

     (g) A waiver of any default, breach or non-compliance under this Agreement is not effective unless in writing and signed by the party to be bound by the waiver. No waiver shall be inferred from or implied by any failure to act or delay in acting by a party in respect of any default, breach or non-observance or by anything done or omitted to be done by the other party. The waiver by a party of any default, breach or non-compliance under this Agreement shall not operate as a waiver of that party's rights under this Agreement in respect of any continuing or subsequent default, breach or non-observance (whether of the same or any other nature).

     (h) Each party hereby agrees that all provisions of this Agreement, other than (a) the conditions in Sections 5 and 6 and (b) the representations and warranties contained in Sections 7 and 8 and the related indemnities in Section 10 hereof (which shall be subject to the special arrangements provided in such Sections) shall forever survive the execution, delivery and performance of this Agreement, Closing and the execution, delivery and performance of any and all documents delivered in connection with this Agreement.

     (i) This Agreement and the terms hereof shall constitute the entire agreement between the parties hereto with respect to all of the matters herein and its execution has not been induced by, nor do any of the parties hereto rely upon or regard as material, any representations or writings whatsoever not incorporated herein and made a part hereof. If any paragraph, section or portion thereof in this Agreement is determined to be unenforceable or invalid for any reason whatsoever, that unenforceability or invalidity shall not affect the enforceability or validity of the remaining portions of this Agreement and such unenforceable or invalid paragraph, section or portion thereof shall be deemed to be severed from the remainder of this Agreement. Upon execution of this Agreement, the Term Sheet, as amended by a letter agreement dated May 17, 1999 between the Purchaser and the Vendor, shall be terminated and cease to be of any force and effect.

     (j) Each Party shall promptly do, execute, deliver or cause to be done, executed and delivered all further acts, documents and things in connection with this Agreement that the other Party may reasonably require, for the purposes of giving effect to this Agreement.

     (k) This Agreement shall be governed by and construed in accordance with the laws of the Province of Ontario and the laws of Canada applicable in that Province and shall be treated, in all respects, as an Ontario contract.

     (l) This Agreement shall enure to the benefit of, and be binding on, the Parties and their respective successors and permitted assigns. Neither party may assign or transfer, whether absolutely, by way of security or otherwise, all or any part of its respective rights or obligations under this Agreement without the prior written consent of the other party.

     (m) This Agreement may be signed by manual or facsimile signature in several counterparts of like form, each of which when so executed shall be deemed to be an original and such counterparts together shall constitute one and the same instrument, which shall be sufficiently evidenced by any such original counterpart.

     IN WITNESS WHEREOF this Agreement has been executed by the parties hereto.


                                    CALIAN TECHNOLOGY LTD.



                                    Per:
                                        -----------------------------------
                                        Authorized Officer


                                    JETFORM CORPORATION


                                    Per:
                                        -----------------------------------
                                        Authorized Officer